Exhibit 17.1

List of Subsidiary Guarantors of, and Pledged Entities with respect to, the Twin Securitization Notes

Twin Securitization Notes

In November 2024, Twin Hospitality I, LLC, which is the top tier company in the group of consolidated subsidiaries of Twin Hospitality Group Inc., sold and issued, through a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, the following four tranches of fixed rate secured notes (collectively, the “Twin Securitization Notes”):

Class	Seniority	Principal Balance	Coupon	Anticipated Repayment Date	Final Legal Maturity Date
A-2-I	Super Senior	$12,124,000	9.00%	10/25/2027	10/26/2054
A-2-II	Senior	$269,257,000	9.00%	10/25/2027	10/26/2054
B-2	Senior Subordinated	$57,619,000	10.00%	10/25/2027	10/26/2054
M-2	Subordinated	$77,711,000	11.00%	10/25/2027	10/26/2054

Subsidiary Guarantors of, and Pledged Entities with respect to, the Twin Securitization Notes

●	TP Franchise Austin, LLC

●	TP Franchise Round Rock, LLC

●	TP Franchise Venture I, LLC

●	TP Texas Beverages, LLC

●	TPJV2, LLC

●	Twin Peaks Buyer, LLC

●	Twin Restaurant, LLC

●	Twin Restaurant Amarillo, LLC

●	Twin Restaurant Amarillo Beverage Holding, LLC

●	Twin Restaurant Amarillo Management, LLC

●	Twin Restaurant Beverage - Texas, LLC

●	Twin Restaurant Beverage Holding, LLC

●	Twin Restaurant Brandon, LLC

●	Twin Restaurant Broomfield, LLC

●	Twin Restaurant Burleson, LLC

●	Twin Restaurant Burleson Beverage Holding, LLC

●	Twin Restaurant Burleson Management, LLC

●	Twin Restaurant Centennial, LLC

●	Twin Restaurant Denver, LLC (CO)

●	Twin Restaurant Denver, LLC (TX)

●	Twin Restaurant Development, LLC

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●	Twin Restaurant El Paso, LLC

●	Twin Restaurant EL Paso Beverage Holding, LLC

●	Twin Restaurant FL Payroll, LLC

●	Twin Restaurant Franchise, LLC

●	Twin Restaurant Frisco, LLC

●	Twin Restaurant Grand Prairie, LLC

●	Twin Restaurant Grand Prairie Beverage Holding, LLC

●	Twin Restaurant Grand Prairie Management, LLC

●	Twin Restaurant Holding, LLC

●	Twin Restaurant International Franchise, LLC

●	Twin Restaurant Investment Company, LLC

●	Twin Restaurant Investment Company II, LLC

●	Twin Restaurant IP, LLC

●	Twin Restaurant JV Management, LLC

●	Twin Restaurant Lakeland, LLC

●	Twin Restaurant Lewisville, LLC

●	Twin Restaurant Little Rock, LLC

●	Twin Restaurant Live Oak, LLC

●	Twin Restaurant Live Oak Beverage Holding, LLC

●	Twin Restaurant Live Oak Management, LLC

●	Twin Restaurant Live Oak RE, LLC

●	Twin Restaurant LV-2 LLC

●	Twin Restaurant McKinney, LLC

●	Twin Restaurant McKinney Beverage Holding, LLC

●	Twin Restaurant McKinney RE, LLC

●	Twin Restaurant Midland, LLC

●	Twin Restaurant Midland Beverage Holding, LLC

●	Twin Restaurant N Irving, LLC

●	Twin Restaurant N Irving Beverage Holding, LLC

●	Twin Restaurant Northlake, LLC

●	Twin Restaurant Oakbrook, LLC

●	Twin Restaurant Odessa, LLC

●	Twin Restaurant Odessa Beverage Holding, LLC

●	Twin Restaurant Park North, LLC

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●	Twin Restaurant Park North Beverage Holding, LLC

●	Twin Restaurant Park North Management, LLC

●	Twin Restaurant Plano, LLC

●	Twin Restaurant RE, LLC

●	Twin Restaurant S Fort Worth, LLC

●	Twin Restaurant S Fort Worth Beverage Holding, LLC

●	Twin Restaurant San Angelo, LLC

●	Twin Restaurant San Angelo Beverage Holding, LLC

●	Twin Restaurant San Angelo Management, LLC

●	Twin Restaurant San Antonio, LLC

●	Twin Restaurant San Antonio Beverage Holding, LLC

●	Twin Restaurant San Marcos, LLC

●	Twin Restaurant San Marcos Beverage Holding, LLC

●	Twin Restaurant San Marcos Management, LLC

●	Twin Restaurant Sarasota, LLC

●	Twin Restaurant Sarasota RE, LLC

●	Twin Restaurant Sunland Park, LLC

●	Twin Restaurant Sunland Park Beverage Holding, LLC

●	Twin Restaurant Terrell, LLC

●	Twin Restaurant Terrell Beverage Holding, LLC

●	Twin Restaurant Terrell RE, LLC

●	Twin Restaurant Viva Las Vegas, LLC

●	Twin Restaurant Warrenville, LLC

●	Twin Restaurant Western Center, LLC

●	Twin Restaurant Western Center Beverage Holding, LLC

●	Twin Restaurant Westover, LLC

●	Twin Restaurant Westover Beverage Holding, LLC

●	Twin Restaurant JV Holding, LLC

●	Barbeque Integrated, Inc.

●	Smokey Bones (Florida), LLC

●	GMR of Pennsylvania—SB Properties, LLC

●	Integrated Card Solutions, LLC

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